As filed with the Securities and Exchange Commission on January 16, 2001
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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                January 16, 2001

                           BANK OF AMERICA CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

                                     1-6523
                            (Commission File Number)

                                   56-0906609
                        (IRS Employer Identification No.)

                             100 North Tryon Street
                            Charlotte, North Carolina
                    (Address of principal executive offices)

                                      28255
                                   (Zip Code)

                                 (888) 279-3457
              (Registrant's telephone number, including area code)

         ITEM 5.  OTHER EVENTS.

         On January 16, 2001, Bank of America Corporation (the "Registrant") announced financial results for the fourth quarter ended December 31, 2000, reporting earnings of $ 1.39 billion and earnings per common share of $ 0.85. A copy of the press release announcing the Registrant's results for the fourth quarter ended December 31, 2000 is attached hereto as Exhibit 99.1 and incorporated by reference herein.


         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

         EXHIBIT NO.                DESCRIPTION OF EXHIBIT

         99.1 Press Release dated January 16, 2001 with respect to the Registrant's financial results for the fourth quarter ended December 31, 2000

         99.2 Script prepared for use on January 16, 2001 by James H. Hance, Jr., Vice Chairman and Chief Financial Officer, discussing financial results for the fourth quarter ended December 31, 2000, and financial and strategic goals for Fiscal Year 2001 (the "Script")


         ITEM 9.  REGULATION FD DISCLOSURE.

         On January 16, 2001, the Registrant held an investor conference and webcast to discuss financial results for the fourth quarter ended December 31, 2000 as well as financial and strategic goals for 2001. The Script prepared for use by Mr. Hance at this conference is furnished herewith as Exhibits 99.2 and incorporated by reference in
         Item 9. All information in the Script is presented as of January 16, 2001, and the Registrant does not assume any obligation to update said information in the future.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                          BANK OF AMERICA CORPORATION



                          By:      /s/ Marc D. Oken
                             --------------------------------------------
                                       Marc D. Oken
                                       Executive Vice President and
                                       Principal Financial Executive




Dated: January 16, 2001

                                                   EXHIBIT INDEX


         EXHIBIT NO.                DESCRIPTION OF EXHIBIT

         99.1 Press Release dated January 16, 2001 with respect to the Registrant's financial results for the fourth quarter ended December 31, 2000

         99.2 Script prepared for use on January 16, 2001 by James H. Hance, Jr., Vice Chairman and Chief Financial Officer, discussing financial results for the fourth quarter ended December 31, 2000, and financial and strategic goals for Fiscal Year 2001 (the "Script")